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                                                                   Exhibit 10.mm
                                   AMENDMENT

                                     TO THE

                           BW/IP INTERNATIONAL, INC.

                            RETIREE HEALTH CARE PLAN
                        (as restated as of July 1, 1993)



                 The BW/IP International, Inc. Retiree Health Care PLAN (the "Plan"), which is maintained by BW/IP International, Inc. (the "Company"), is hereby amended in the following respects:

1.       Amendment or Termination

                 The Plan is amended by substituting the following for the last provision thereof under the heading entitled "Amendment":

         Subject to any obligation of the Employer under any applicable collective bargaining then in effect, the Employer retains the right, through the duly taken action of the Compensation and Benefits Committee of its Board of Directors, or if the Board of Directors shall determine by the duly taken action of the Board of Directors, at any time to amend, change, modify or terminate this Plan and the terms thereof; provided however, that no amendment of this Plan shall have an adverse effect upon benefits that may not be reduced under the Internal Revenue Code, ERISA or any other applicable provision of law.

2.       Payment Under an Assignment of Rights

                 The Plan is amended by adding the following new Section to the end thereof:

         "Payment Under an Assignment of Rights

                 Notwithstanding any other provision hereof, the Plan shall pay benefits to an alternate recipient under and otherwise comply with a Qualified Medical Child Support Order, as defined in Section 609(a)(2) of ERISA ("QMCSO"). Upon receipt of a medical child support order which purports to be a QMCSO, the Plan Administrator shall promptly notify any affected Participant and any alternate





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         recipients of the Plan's receipt of such order and of the procedures the Plan Administrator shall undertake to determine whether the order is a QMCSO. The Plan Administrator shall thereupon undertake to review such order and determine if it is a QMCSO. The Plan Administrator shall determine whether the order is a QMCSO within a reasonable period of time after receipt of the order and notify the affected Participant and any alternate recipients in writing of its decision. An alternate recipient under a QMCSO shall be permitted to designate to the Plan in writing a representative to whom notices under the Plan should be addressed.

                 Notwithstanding any other provision hereof, payments hereunder shall be made in accordance with any assignment of rights as required by any state Medicaid program and in accordance with any state law which provides that the state has acquired the rights to payment with respect to a participant."

3.       Enrollment Without Regard to Medicaid

                 The Plan is amended by adding the following new Section to the end thereof:

         "Enrollment Without Regard to Medicaid

                 Employees shall be permitted to enroll in the Plan and benefits shall be paid hereunder without regard to whether the affected person is covered by Medicaid."

4.       Adopted Children

                 The Plan is amended by adding the following new Section to the end thereof:

         "Adopted Children

                 The Plan shall not treat any child who is adopted by, or who was placed for adoption with, a Participant prior to the child's eighteenth birthday any differently than the natural children of such Participant."

5.       Pediatric Vaccines

                 The Plan is amended by adding the following new Section to the end thereof:

         "Pediatric Vaccines





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                 To the extent that pediatric vaccines were provided under the
         Plan on May 1, 1993, coverage for such vaccines shall not be reduced after August 10, 1993.

6.       Ratification and Reaffirmation

                 Except as specifically amended hereby and as heretofore amended by Board of Directors of the Company or the Compensation and Benefits Committee of the Company, the Plan shall remain in full force and effect in accordance with its terms.

7.       Effective Date

                 This Amendment to the Plan as restated shall be effective as of July 1, 1993, except as to paragraph 2, 3, 4 and 5 hereof which shall be effective as of August 10, 1993.

                 IN WITNESS WHEREOF, the Company maintaining the Plan has caused this Amendment to be executed as of the tenth day of August, 1993.

                                        BW/IP International, Inc.


                                        By D. G. Taylor
                                           ------------------------